SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   Form 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 1, 1997

            Paine Webber Income Properties Three Limiruted Partnership
            ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                       0-10979                     13-3038189
     --------                       -------                     ----------
(State or other jurisdiction)    (Commission                  (IRS Employer
    of incorporation              File Number)               Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
------------------------------------------                            -----
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


            (Former name or address, if changed since last report)

                                   FORM 8-K
                                CURRENT REPORT

           PAINE WEBBER INCOME PROPERTIES THREE LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

   Pine Trail Shopping Center, West Palm Beach, Florida

   Disposition Date - August 1, 1997

On August 1, 1997, the Partnership sold its interest in the Pine Trail Shopping Center to its joint venture partner for a net price of $6,150,000. Funds to complete this transaction were provided from a refinancing of the first mortgage debt secured by the Pine Trail property. The Partnership also received a payment of $115,000, representing the estimated balance of the preferred return from operating cash flow which was due to the Partnership through the date of the sale transaction. As a result of this transaction, the Partnership will make a special capital distribution to the Limited Partners of approximately $6,147,000, or $285.25 per original $1,000 investment, on September 15, 1997. The Partnership no longer holds an interest in this property. The net price of $6,150,000 is the amount the Partnership would have received from a third-party sale at any sale price between $13,800,000 and $18,500,000. Under the terms of the Pine Trail joint venture agreement, the Partnership was entitled to the first $6,150,000 as a first priority from the net sale proceeds after the payment of closing costs and adjustments as well as the mortgage indebtedness of approximately $7,700,000. Then the co-venture partner was entitled to the next $4,156,000, with any remaining net sale proceeds split 50%/50%. Under these terms, the Partnership would not receive any amount above $6,150,000 until the sale price of the property exceeded $18,500,000. If a sale price of over $18,500,000 were achieved, the Partnership and the co-venturer would share equally in any excess over $18,500,000. Management believed that a sale price of $18,500,000 was unlikely to be achieved for several years, which was supported by the most recent independent appraisal of Pine Trail which valued the property at $16,250,000. The net operating income from the Pine Trail Shopping Center is not expected to improve significantly for the next five years because of the long-term leases and fixed rental rates on the anchor and out-parcel leases, which comprise 73% of the property's total base rental income and nearly 82% of the total net leasable area. One anchor's lease term expires in January 2002, two other anchor leases expire in November 2006, and the fourth anchor lease expires in January 2012. As a result of these circumstances, management believed that accepting the net sale price of $6,150,000 was in the Partnership's best interests.

ITEM 7 - Financial Statements and Exhibits

   (a)  Financial Statements:  None

   (b) Exhibits:

       (1) Preference Agreement by and between PaineWebber Income Properties Three Limited Partnership, Pine Trail Partnership and Military Trail Partnership dated July 31, 1997.

       (2)  Joinder of Escrow Agent dated July 31, 1997.

       (3) Redemption of Partnership Interest by and between Paine Webber Income Properties Three Limited Partnership, Pine Trail Partnership and Military Trail Partnership dated July 31, 1997.

                                   FORM 8-K

                                CURRENT REPORT

           PAINE WEBBER INCOME PROPERTIES THREE LIMITED PARTNERSHIP




                                  SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           PAINE WEBBER INCOME PROPERTIES THREE LIMITED PARTNERSHIP
                                 (Registrant)




                            By: /s/ Walter V. Arnold
                                ---------------------
                                Walter V. Arnold
                                Senior Vice President and
                                Chief Financial Officer



Date:  August 14, 1997

                             PREFERENCE AGREEMENT

     THIS PREFERENCE AGREEMENT is made and entered into as of the 31st day of July, 1997, by and between PAINE WEBBER INCOME PROPERTIES THREE LIMITED PARTNERSHIP, a Delaware limited partnership ("PWIP3"), PINE TRAIL PARTNERSHIP, a Florida general partnership ("PTP") and MILITARY TRAIL PARTNERSHIP, a Florida general partnership ("MTP").

                               W I T N E S S E T H

      A. PTP has this day redeemed PWIP3's 50% general partnership interest in PTP, for SIX MILLION ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($6,150,000.00) ("Closing Payment"), together with the obligation of PTP and MTP to make a payment to PWIP3 after an audit of PTP's books and records, of any unpaid preference from October 1, 1996 to the date of the redemption due to PWIP3, in accordance with terms of the Pine Trail Partnership Agreement between PWIP3 and MTP dated November 4, 1981, as amended ("Balance Due").

      B. PWIP3 acknowledges receipt of the Closing Payment as of the date hereof and agrees, notwithstanding anything contained in the Redemption of Partnership Interest dated as of July 31, 1997, that $115,000 of the Balance Due has been paid.

      IN CONSIDERATION of the mutual covenants and promises herein set forth, the parties agree as follows:

      1. PTP and MTP hereby agree to provide PWIP3 with access to PTP's books and records through and including the date hereof to permit PWIP3 to audit said books and records for the purpose of determining the Balance Due. PWIP3 shall conduct such audit on or before December 31, 1997. PWIP3's auditors' determination of the Balance Due shall be conclusive.

      2. For purposes of calculating the Balance Due, (i) no costs and expenses incurred by PTP in connection with the $13,900,000 loan from GENERAL ELECTRIC CAPITAL CORPORATION shall be included, and (ii) the effects of the Redemption of Partnership Interest shall also be excluded.

      3. Within thirty (30) days following the determination of the Balance Due, PTP shall pay the Balance Due to PWIP3, less the $115,000.00 paid on the date hereof. In the event the Balance Due is less than $115,000.00, PWIP3 shall reimburse to PTP the difference between the $115,000 paid to PWIP3 on the date hereof and the Balance Due. To secure PTP's obligations under this paragraph 3, PTP shall, on the date hereof, deliver to SAMUEL SUSI, ESQ. ("Escrow Agent"), $60,000.00 (the "Escrowed Funds"), in current funds, to be held by Escrow Agent in an interest bearing account pending completion of the audit and determination of the Balance Due. On completion of the audit and determination of the Balance Due, Escrow Agent shall distribute the Escrowed Funds to PWIP3 to the extent required to pay any remaining portion of the Balance Due, up to the amount of the Escrowed Funds, with any remaining Escrowed Funds being distributed to PTP.

      4. PTP agrees not to make any disbursements to MTP or any other partner of PTP until after the earlier to occur of (a) the payment to PWIP3 of the Balance Due, or (b) December 31, 1997.

      5. Notwithstanding the Redemption of Partnership Interest of even date herewith, PTP and MTP acknowledge that PTP is unconditionally obligated to pay PWIP3 the Balance Due. PTP and MTP each agree to take all reasonable further action as is necessary to carry out the provisions of this Agreement.

      6. The parties hereby indemnify and hold Escrow Agent harmless from and against any loss, liability, claim or damage Escrow Agent may incur or be exposed to in its capacity as escrow agent hereunder except for willful or malicious conduct. If there be any dispute as to disposition of the Escrowed Funds held by Escrow Agent pursuant to the terms of this Agreement, Escrow Agent is hereby authorized to interplead said amount with any court of competent jurisdiction and thereby be released from all obligations hereunder.

      IN WITNESS WHEREOF, PWIP3, PTP and MTP have hereunto set their hands and seals as of the day and year first above written.

Signed, sealed and delivered              PAINE WEBBER INCOME PROPERTIES
in the presence of:                       THREE  LIMITED  PARTNERSHIP, a
                                          Delaware limited partnership

                                          By:   Third    Income    Properties,
                                                Inc., a Delaware  corporation,
                                                as general partner

/s/ Maureen McCarthy                      By:/s/ Richard S. Coomber
--------------------                         ----------------------
Print Name:                                      Richard S. Coomber
                                                 Vice President
/s/ Joanne E. Sordillo
----------------------
Print Name:                               PINE TRAIL PARTNERSHIP,
                                          a Florida general partnership

                                          By:   Military Trail Partnership,
                                                a Florida general partnership


/s/ Samuel Susi                                 By:/s/ Harry S. Hamilton
---------------                                    ---------------------
Print Name:                                        Harry S. Hamilton
                                                   General Partner
/s/ Patricia M. Handrahan
-------------------------
Print Name:
                                          MILITARY TRAIL PARTNERSHIP, a
                                          Florida general partnership




/s/ Samuel Susi                           By:/s/ Harry S. Hamilton
---------------                              ---------------------
Print Name:                                  Harry S. Hamilton
                                             General Partner
/s/ Patricia M. Handrahan
-------------------------
Print Name:

                           JOINDER OF ESCROW AGENT

      SAMUEL SUSI, ESQ., as Escrow Agent, hereby joins in this Agreement for the sole purpose of acknowledging receipt of the Escrowed Funds and confirming his agreement to abide by the terms of this Agreement as it relates to the Escrowed Funds, BUT FOR NO OTHER PURPOSE.

                                          /s/ Samuel Susi
                                          ---------------
                                          SAMUEL SUSI, ESQ.

COMMONWEALTH OF MASSACHUSETTS                   )
                                                ) SS:
COUNTY OF SUFFOLK                               )

      The foregoing instrument was sworn to, subscribed and acknowledged before me this 31st day of July, 1997, by RICHARD S. COOMBER, as Vice President of
THIRD INCOME PROPERTIES, INC., a Delaware corporation, as general partner of PAINE WEBBER INCOME PROPERTIES THREE LIMITED PARTNERSHIP, a Delaware limited partnership, on behalf of said limited partnership. He is personally known to me.

My Commission expires:
11/12/99

                                      /s/ Linda Z. MacDonald
                                      ----------------------
                                      NOTARY PUBLIC
                                      COMMONWEALTH OF MASSACHUSETTS

                                       [NOTARIAL SEAL]


STATE OF FLORIDA              )
                              ) SS:
COUNTY OF PALM BEACH          )

      The foregoing instrument was sworn to, subscribed and acknowledged before me this 12 day of August, 1997, by HARRY S. HAMILTON, as general partner MILITARY TRAIL PARTNERSHIP, a Florida general partnership, as general partner of PINE TRIAL PARTNERSHIP, a Florida general partnership, on behalf of said partnership. He is personally known to me.

My Commission expires:
12/12/99
                                       /s/ Patricia M. Handrahan
                                       -------------------------
                                       NOTARY PUBLIC
                                       STATE AND COUNTY AFORESAID

                                       [NOTARIAL SEAL]

STATE OF FLORIDA              )
                              ) SS:
COUNTY OF PALM BEACH          )

      The foregoing instrument was sworn to, subscribed and acknowledged before me this 12 day of August, 1997, by HARRY S. HAMILTON, as general partner MILITARY TRAIL PARTNERSHIP, a Florida general partnership, on behalf of said partnership. He is personally known to me.

My Commission expires:
12/12/99
                                       /s/ Patricia M. Handrahan
                                       -------------------------
                                       NOTARY PUBLIC
                                       STATE AND COUNTY AFORESAID

                                       [NOTARIAL SEAL]


STATE OF FLORIDA              )
                              ) SS:
COUNTY OF PALM BEACH          )

      The foregoing instrument was sworn to, subscribed and acknowledged before me this 12 day of August, 1997, by SAMUEL SUSI, ESQ. He is personally known to me.

My Commission expires:
12/12/99
                                       /s/ Patricia M. Handrahan
                                       -------------------------
                                       NOTARY PUBLIC
                                       STATE AND COUNTY AFORESAID
                                       [NOTARIAL SEAL]

                      REDEMPTION OF PARTNERSHIP INTEREST

      THIS REDEMPTION OF PARTNERSHIP INTEREST is made as of the 31st day of July, 1997, by and between PAINE WEBBER INCOME PROPERTIES THREE LIMITED
PARTNERSHIP, a Delaware limited partnership (the "Assignor"), and PINE TRAIL PARTNERSHIP, a Florida general partnership (the "Assignee"), joined by MILITARY TRAIL PARTNERSHIP, a Florida general partnership ("MTP").

                               W I T N E S S E T H

      A. Assignor owns a FIFTY PERCENT (50%) general partner partnership interest ("Assignor's partnership interest"), in Assignee.

      B. Assignee desires to redeem Assignor's partnership interest in Assignee, to which Assignor has agreed pursuant to the terms of this Redemption.

      NOW, THEREFORE, in consideration of the sum of SIX MILLION ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($6,150,000.00) plus the additional sums due Assignor, if any, under the terms of the Preference Agreement between Assignor and Assignee of even date herewith (the "Preference Agreement"), and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which is hereby acknowledged by Assignor, Assignor hereby grants, bargains, sells, aliens, remises, releases, conveys and confirms unto Assignee, all of Assignor's right, title and interest in and to Assignor's partnership interest in Assignee.

      In order to induce Assignee to redeem Assignor's partnership interest, Assignor hereby represents, warrants and covenants that: (a) Assignor has full power and authority to enter into this Assignment; (b) Assignor is the sole owner of Assignor's partnership interest being redeemed hereby, free from any adverse claim, lien, default, charging order, attachment, encumbrance or other right, title or interest of any person other than to Assignee; and (c) Assignor shall execute in favor of Assignee and shall do, make, execute and deliver such additional and further acts, things, deeds, assurances, documents and instruments as Assignee may reasonably require from time to time to more completely vest in and assure to Assignee its rights hereunder.

      This Redemption is an absolute unconditional redemption of Assignor's partnership interest by Assignee. Accordingly, all rights of Assignor in and to Assignee, in respect of Assignor's partnership interest being redeemed hereby, including, but not limited to, the right to any distributions in cash or in kind and whether of profits, capital or any other kind or nature whatsoever, and any obligations of Assignor in and to Assignee, including, but not limited to, the obligation to make capital contributions or loans to Assignee, are hereby terminated in their entirety.

      Assignor and Assignee (and MTP for purposes of this paragraph), hereby remise, release, acquit, satisfy and forever discharge each other, of and from all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which such party ever had, now has, or which any personal representative, successor, heir or assign of such party, hereafter can, shall or may have, against the other, for, upon or by reason of any matter, cause or thing whatsoever related to Pine Trail Partnership and the property owned by Pine Trail Partnership (the "Released Interests") from and after the date hereof, except only the obligations of the parties under the Preference Agreement. Assignee hereby agrees to indemnify and save harmless Assignor from and against all claims, loss, costs, damage and reasonable expenses (including, but not limited to, reasonable attorneys fees) and liabilities incurred by Assignor resulting from or arising out of the duties and obligations of Assignee with respect to the Released Interests from and after the date hereof.

      For purposes of executing this instrument, a document signed and transmitted by facsimile machine or telecopier shall be treated as an original document. The signature of any party thereon shall be considered an original signature, and the document transmitted shall be considered to have the same binding legal effect as an original signature on an original document. At the request of any party, any facsimile or telecopy document shall be re-executed by all parties in original form. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this instrument.

      IN WITNESS WHEREOF, Assignor and Assignee have hereunto set their hands and seals as of the day and year first above written.

Signed, sealed and delivered        PAINE WEBBER INCOME PROPERIES
in the presence of:                 THREE LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

                                          By:   Third    Income    Properties,
                                                Inc., a Delaware  corporation,
                                                as general partner

/s/ Maureen McCarthy                            By:/s/ Richard S. Coomber
--------------------                               ----------------------
Print Name:                                        Richard S. Coomber
                                                   Vice President
/s/ Joanne E. Sordillo
----------------------
Print Name:                               PINE TRAIL PARTNERSHIP,
                                          a Florida general partnership

                                          By:   Military Trail Partnership,
                                                a Florida general partnership


/s/ Samuel Susi                                 By:/s/ Harry S. Hamilton
---------------                                    ---------------------
Print Name:                                        Harry S. Hamilton
                                                   General Partner
/s/ Patricia M. Handrahan
-------------------------
Print Name:
                                          MILITARY TRAIL PARTNERSHIP, a
                                          Florida general partnership




/s/ Samuel Susi                           By:/s/ Harry S. Hamilton
---------------                              ---------------------
Print Name:                                  Harry S. Hamilton
                                             General Partner
/s/ Patricia M. Handrahan
-------------------------
Print Name:


COMMONWEALTH OF MASSACHUSETTS                   )
                                                ) SS:
COUNTY OF SUFFOLK                               )

      The foregoing instrument was sworn to, subscribed and acknowledged before me this 31st day of July, 1997, by RICHARD S. COOMBER, as Vice President of
THIRD INCOME PROPERTIES, INC., a Delaware corporation, as general partner of PAINE WEBBER INCOME PROPERTIES THREE LIMITED PARTNERSHIP, a Delaware limited partnership, on behalf of said limited partnership. He is personally known to me.

My Commission expires:
11/12/99

                                       /s/ Linda Z. MacDonald
                                       ----------------------
                                       NOTARY PUBLIC
                                       COMMONWEALT OF MASSACHUSETTS

                                       [NOTARIAL SEAL]


STATE OF FLORIDA              )
                              ) SS:
COUNTY OF PALM BEACH          )

      The foregoing instrument was sworn to, subscribed and acknowledged before me this 12 day of August, 1997, by HARRY S. HAMILTON, as general partner MILITARY TRAIL PARTNERSHIP, a Florida general partnership, as general partner of PINE TRIAL PARTNERSHIP, a Florida general partnership, on behalf of said partnership. He is personally known to me.

My Commission expires:
12/12/99
                                       /s/ Patricia M. Handrahan
                                       -------------------------
                                       NOTARY PUBLIC
                                       STATE AND COUNTY AFORESAID

                                       [NOTARIAL SEAL]


STATE OF FLORIDA              )
                              ) SS:
COUNTY OF PALM BEACH          )

      The foregoing instrument was sworn to, subscribed and acknowledged before me this 12 day of August, 1997, by HARRY S. HAMILTON, as general partner MILITARY TRAIL PARTNERSHIP, a Florida general partnership, on behalf of said partnership. He is personally known to me.

My Commission expires:
12/12/99
                                       /s/ Patricia M. Handrahan
                                       -------------------------
                                       NOTARY PUBLIC
                                       STATE AND COUNTY AFORESAID

                                       [NOTARIAL SEAL]